CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Flanders Corporation (the "Company"), on Form 10-K for the year ending December 31, 2003, we hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; except for the inclusion of the auditor's opinion of Grant Thornton relating to results of operations for year ended 2001, which report has been previously provided by Grant Thornton in prior filings; and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 23, 2004.

/s/ Robert R. Amerson

Robert R. Amerson

President and Chief Executive Officer

/s/ Steven K. Clark

Steven K. Clark

Chief Financial Officer